Exhibit 32.1
SECTION 1350 CERTIFICATION
OF PRINCIPAL EXECUTIVE OFFICER
In connection with the report on Form 10-Q for the period ending March 31, 2010 (the “Report”), I, Nigel James, President and Principal Executive Officer of Superfund Capital Management, Inc., the general partner of Superfund Green, L.P., formerly known as Quadriga Superfund, L.P. (the “Fund”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: May 17, 2010	By:	/s/ Nigel James
Nigel James
President and Principal Executive Officer

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